UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2006

Molina Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Golden Shore Drive, Long Beach, California		90802
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 562-435-3666

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 100 to this report are the following financial statements from Molina Healthcare, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed with the Securities and Exchange Commission on August 8, 2006, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Condensed Consolidated Balance Sheets as of June 30, 2006 and December 31, 2005, (ii) the Condensed Consolidated Statements of Operations for the three and six month periods ended June 30, 2006 and 2005, and (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official publicly filed consolidated financial statements of Molina Healthcare, Inc. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 8, 2006, and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99	Preferred rendering in HTML of information from Molina Healthcare, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 8, 2006.

100	The following financial statements from Molina Healthcare, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 8, 2006, formatted in XBRL: (i) the Condensed Consolidated Balance Sheets as of June 30, 2006 and December 31, 2005, (ii) the Condensed Consolidated Statements of Operations for the three and six month periods ended June 30, 2006 and 2005, and (iii) the Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2006 and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOLINA HEALTHCARE, INC.

By:	/s/ Mark L. Andrews
Mark L. Andrews Chief Legal Officer

Dated: September 19, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
EX-99	Preferred rendering in HTML of information from Molina Healthcare, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 8, 2006

EX-100.INS	XBRL Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Extension Label Linkbase Document

EX-100.PRE	XBRL Taxonomy Extension Presentation Linkbase Document